Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 10 Subsequent Events

On July 17, 2020, the Company entered into an acquisition agreement to acquire the Casa Zeta-Jones Brand License Agreement from Luxurie Legs, LLC of Delaware. Luxurie Legs will transfer all of its rights, title and interest in the License Agreement to the Company in exchange for a controlling interest in the Company represented by newly issued preferred stock. The stakeholders of Luxurie Legs will control the majority voting power of the Company as holders of newly issued shares of preferred stock. The consummation of the acquisition and closing shall take place when all terms and conditions are met and agree in writing by all parties.

On July 23, 2020 the Company converted $16,900 of a note payable plus legal fees of $950 (totalling $17,850) to 1,785,000 common shares at a conversion price of $0.01 per share.